Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



Delaware Social Awareness Fund

Growth of Capital

2001 SEMI-ANNUAL REPORT

(Growth of Capital Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders          1

Portfolio Management
Review                          3

Performance Summary             6

Financial Statements

  Statement of Net Assets       7

  Statement of Operations       11

  Statements of Changes in
  Net Assets                    12

  Financial Highlights          13

  Notes to Financial
  Statements                    15


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $83 billion in assets as of June 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C) Delaware Distributors, L.P.

Dear Shareholder

"WE THINK INVESTORS
HAVE PLENTY OF REASONS
TO BE OPTIMISTIC."

June 1, 2001

Recap of Events -- For the past several months, Delaware Investments' Chief Investment Officer of Equities, Bill Dodge, has been telling investors that a large number of U.S. equities have reached attractive valuations following the extended downturn, and has been predicting stronger stock market performance. By the end of May 2001, it appeared that Bill's market calls were right on the money. At that point, U.S. stocks were finishing a two-month run of stronger performance that substantiated such bullish outlooks. Bill remains convinced that the Federal Reserve's interest-rate cuts during the first part of 2001 will have a positive effect on the economy later this year, and that the worst is generally over for U.S. stocks.

During the spring, forecasts for the U.S. economy gradually began to brighten. Investors, hungry for any positive word on the economy, reacted with enthusiasm and the market set off on a run upward. The technology-heavy Nasdaq Composite Index, which suffered to a far greater extent than other prominent stock indexes during the prior year, ran up more than 40% between April 4 and May 22.

This performance hardly made up for the 70% decline the Nasdaq experienced since its March 2000 high. Still, the six-week rebound marked the fastest rise by any major U.S. stock index since the late summer of 1932, when the market began its swift ascent from the lows of the Great Depression (Source: Birinyi Associates).

Prior to the onset of this stronger performance, Delaware Investments was reminding investors that stock market recoveries often precede full economic recovery. Conventional wisdom on Wall Street says that, in times of recovery, the market tends to lead the economy by about four months. We believe that such a scenario has taken shape this spring. It appears that investors discovered newfound confidence at a time when economic indicators were still mixed and corporate profit shortfalls were still the norm.

At the end of the six-month period ended May 31, 2001, corporate earnings outlooks for the second and third quarters of 2001 remained cloudy, and threatened to keep the stock market rebound in check. Yet occasional signs of clearing on the economic horizon allowed frustrated investors to envision positive long-term returns for stocks.

Total Return
For the period ended May 31, 2001                               Six Months
--------------------------------------------------------------------------------
Delaware Social Awareness Fund-- Class A Shares                  -0.14%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                      -3.90%
Lipper Multi-Cap Core Funds Average (339 funds)                  -1.88%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Lipper category represents the average returns of multi-cap core funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Social Awareness Fund returned -0.14% for the six-month period ended May 31, 2001 (Class A shares at net asset value with distributions reinvested). Performance beat the Fund's benchmark, the S&P 500 Index, which fell 3.90% during the same period. The Fund also outperformed Lipper Multi-Cap Core Funds Average, which fell by 1.88%.

Market Outlook -- In our opinion, the stock market is likely to remain volatile over the next few months, but the long-term stock investing environment is generally quite attractive.

We think investors have plenty of reasons to be optimistic. The Fed's monetary policy is still accommodative and Congress has passed a Federal tax cut. Perhaps most importantly, we believe stock valuations are generally much more reasonable than they were six months or one year ago. Overall, stock valuations have contracted to much more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

We expect to see more weakness in corporate earnings reports during the second and third quarters of 2001. However, we believe that the Fed is achieving a soft landing for the economy and expect to see accelerated earnings growth later this year.

Investors have endured very challenging markets in recent times. Such stock market volatility often creates a need for rebalancing asset allocations. We encourage mutual fund investors to consult their financial advisers this summer to review their portfolios and their long-term investment objectives.

On the pages that follow, your Fund managers discuss performance for the fiscal period. As always, thank you for remaining committed to Delaware Investments.


Sincerely,


/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

J. Paul Dokas
Vice President
Senior Portfolio Manager

Timothy G. Connors
Vice President
Senior Portfolio Manager

June 1, 2001

The Fund's Results
Although performance of the Delaware Social Awareness Fund was essentially flat for the six-month period ended May 31, 2001, returning -0.14% (Class A shares at net asset value with distributions reinvested), it managed to outperform its benchmark, the S&P 500 Index, which fell by 3.90%.

Looking at the overall picture, our use of social screens neither helped nor hurt the Fund during the period. During the past six months, certain oil stocks that our screen excludes continued to perform well, yet other stocks that were screened out included technology and pharmaceutical concerns that were among the worst performing issues in the marketplace.

Perhaps most critical to performance was the Fund's extreme diversification, as we held 206 stocks at fiscal period-end. The portfolio also continued to display a value bias, with its average price-to-earning ratio lower than that of the overall market. This, combined with some timely buying and selling of individual issues during the six-month period, helped us beat our benchmark.

The Fund will continue to screen out companies that pollute the environment, produce nuclear power, manufacture military weapons, conduct animal testing for cosmetics, manufacture alcoholic beverages or tobacco, or contribute to the gambling industry. We believe that these screens, while they can affect short-term performance, will not negatively affect performance in the long run.

Portfolio Highlights
In the wake of the run-off in New Economy stock prices, some Old Economy names helped the Fund during the period. The Fund's holdings in the basic materials sector advanced approximately 25% during the period, generally mirroring the sector's performance in the S&P 500 Index. Praxair, an industrial gas company, and Boise Cascade were among the Fund's top performers during the period. Other strong-performing Old Economy stocks during the six months included those of credit-sensitive companies such as Minnesota Mining and Manufacturing and American Standard. American Standard rose 60% during the period, benefiting from falling interest rates.

The Fund's holdings in the retail and energy sectors also performed well. Best Buy, the discount electronics retailer, rose more than 100% during the period. We purchased shares of Best Buy near the stock's low point and sold them at their highest levels. Barrett Resources, a natural gas exploration company, gained more than 50% during the six months, in part due to a hostile takeover bid followed by an even better offer from the eventual buyer, Williams Company, Inc. As of May 31, 2001, we sold our position of the Williams Company from the Fund.

"PERHAPS MOST CRITICAL
TO PERFORMANCE WAS
THE FUND'S EXTREME
DIVERSIFICATION, AS WE
HELD 206 STOCKS AT
FISCAL PERIOD END."

Bank of America was a strong performer in the finance sector. Bank of America's stock shot up as investors gained confidence in the strategic focus of the new management team.

Technology, telecommunications services, and healthcare stocks all generally dragged on overall performance during the period. Nextel Communications, a wireless technology leader, performed poorly for the Fund. As its business slowed, its stock valuation contracted in response. High-profile technology names Cisco Systems and JDS Uniphase also saw their stock valuations cut by more than half during the period. Healthcare holding Applied Biosystems was also among the Fund's weaker performers during the period and has been completely liquidated from the Fund as of May 31, 2001.

The Fund did, however, hold some strong performers in the economy's weaker sectors. We bought healthcare company Bergen Brunswig and technology company PerkinElmer, both near their low points, and each turned in positive performance during the period. We also added Advanced Micro Devices to the Fund just prior to the start of the fiscal period. Our purchase of AMD came near a low point for the stock in November 2000. By May 31, 2001, AMD shares were up significantly since our purchase. We also sold telecommunications stocks Level 3, XO Communications, and McLeod before their share prices fell hard, as we became concerned about each company's business and financing plans amid the telecommunications slowdown.

Market Outlook
Although we expect corporate profits to continue to fall during the near term, the Federal Reserve's rapid-fire interest rate reductions -- five cuts totaling
2.5 percentage points during the period -- should begin having a positive impact on the economy entering the second half of 2001. We believe that economic growth will accelerate in the latter half of this year. Beginning in 2002, we expect corporate profits to rise, although technology companies will remain under the most pressure.

The $1.35 trillion federal tax cut should also provide a modest impetus for economic growth toward year-end, as consumers pump their refunds back into the economy. First among the list of concerns that we believe could significantly hold back an economic recovery is the California energy crisis. With the state's economy larger than most other countries' economies, any energy-related drag on the state's financial recovery would have an impact on the nation's overall economic recovery.

Finally, we believe that individual investors have learned that diversification is beneficial and company valuation matters. We do not expect to revisit the sky-high valuations that were common in the technology sector before the downturn.

In the face of short-term ups and downs, we remain true to our philosophy of selecting stocks with the potential for long-term growth. We will continue to offer a disciplined, objective approach to stock selection, regardless of what the short-term environment may provide.

Delaware Social Awareness Fund
Top 10 Holdings
May 31, 2001

Company                 Sector                          Percentage of Net Assets
--------------------------------------------------------------------------------
Eli Lilly               Healthcare & Pharmaceuticals            2.9%
--------------------------------------------------------------------------------
Microsoft               Computers & Technology                  2.9%
--------------------------------------------------------------------------------
Citigroup               Banking & Finance                       2.7%
--------------------------------------------------------------------------------
AOL Time Warner         Cable, Media & Publishing               2.2%
--------------------------------------------------------------------------------
SBC Communications      Telecommunications                      1.7%
--------------------------------------------------------------------------------
Fannie Mae              Banking & Finance                       1.6%
--------------------------------------------------------------------------------
Home Depot              Retail                                  1.4%
--------------------------------------------------------------------------------
Viacom                  Cable, Media & Publishing               1.2%
--------------------------------------------------------------------------------
Bank of America         Banking & Finance                       1.2%
--------------------------------------------------------------------------------
J.P. Morgan Chase       Banking & Finance                       1.1%
--------------------------------------------------------------------------------

FUND BASICS
-----------

As of May 31, 2001

Fund Objective
The Fund seeks long-term capital
appreciation.

Total Fund Net Assets
$76.85 million

Number of Holdings
206

Fund Start Date
February 24, 1997

Your Fund Managers
J. Paul Dokas joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA charterholder.

Timothy G. Connors earned a BA at the University of Virginia and an MBA in Finance at Tulane University. He joined Delaware Investments in 1997 after serving as a Principal at Miller Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. Mr. Connors is a CFA charterholder and a member of the Association for Investment Management and Research.

Nasdaq Symbols
Class A  DEQAX
Class B  DEQBX
Class C  DEQCX

DELAWARE SOCIAL AWARENESS FUND PERFORMANCE
------------------------------------------

Average Annual Total Returns
Through May 31, 2001                     Lifetime       Three Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 2/24/97)
  Excluding Sales Charge                  +8.38%           +0.72%      -11.05%
  Including Sales Charge                  +6.88%           -1.25%      -16.17%
--------------------------------------------------------------------------------
Class B (Est. 2/24/97)
  Excluding Sales Charge                  +7.57%           -0.06%      -11.74%
  Including Sales Charge                  +7.20%           -0.96%      -15.71%
--------------------------------------------------------------------------------
Class C (Est. 2/24/97)
  Excluding Sales Charge                  +7.57%           -0.06%      -11.74%
  Including Sales Charge                  +7.57%           -0.06%      -12.53%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, three-year, and one-year periods ended May 31, 2001 for the Delaware Social Awareness Fund Institutional Class were +8.65%, +0.97%, and -10.80%, respectively. Institutional Class shares were first made available on February 24, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all share classes of Delaware Social Awareness Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Institutional Class symbol: DEQNX

Statement of Net Assets

DELAWARE SOCIAL AWARENESS FUND
------------------------------

                                                       Number of         Market
May 31, 2001 (Unaudited)                               Shares            Value
--------------------------------------------------------------------------------
 Common Stock - 99.10%
 Automobiles & Automotive Parts - 1.01%
 Delphi Automotive Systems .....................          27,600     $   405,720
 Federal Signal ................................          16,400         369,164
                                                                     -----------
                                                                         774,884
                                                                     -----------
 Banking, Finance & Insurance - 19.98%
 Allstate ......................................          14,930         672,149
 American Express ..............................          14,200         598,104
 American International Group ..................           9,162         742,122
 Bank of America ...............................          15,600         924,300
 Bank One ......................................           8,900         352,440
 Cigna .........................................           4,700         444,009
 CIT Group .....................................          13,100         520,070
 Citigroup .....................................          41,136       2,108,219
 Comerica ......................................           7,170         407,973
 Countrywide Credit ............................           3,800         147,174
 Dime Bancorp ..................................           8,700         307,110
 Fannie Mae ....................................          14,700       1,211,868
 Fidelity National Financial ...................          10,800         246,240
 Hartford Financial Services ...................           1,800         121,860
 Household International .......................           4,100         269,206
 J.P. Morgan Chase .............................          17,700         869,955
 Jefferson-Pilot ...............................           2,100          99,519
 John Hancock Financial Services ...............           3,800         150,518
 Manulife Financial ............................           1,500          40,455
 Mellon Financial ..............................           4,700         215,354
 Merrill Lynch & Company .......................           8,900         578,233
 Metropolitan Life Insurance ...................           4,300         136,955
 MGIC Investment ...............................           4,600         323,702
 Mony Group ....................................           3,100         113,925
 Morgan Stanley Dean Witter ....................          11,400         741,114
 Nationwide Financial Services .................           4,400         194,568
 PMI Group .....................................           4,650         324,570
 St. Paul ......................................           6,300         318,780
 Stilwell Financial ............................           8,900         292,276
 Suntrust Banks ................................           3,700         227,254
 TCF Financial .................................           2,000          83,780
 Torchmark .....................................           3,300         125,136
 UnumProvident .................................           8,400         272,244
 US Bancorp ....................................          13,995         312,089
 Washington Mutual .............................          15,739         560,623
 Wells Fargo ...................................           6,500         306,020
                                                                     -----------
                                                                      15,359,914
                                                                     -----------
 Buildings & Materials - 2.03%
+American Standard .............................           5,400         359,802
 Fluor .........................................           4,800         279,936
 KB Home .......................................          11,600         294,756
 Martin Marietta Materials .....................           3,400         167,858
 York International ............................          12,900         454,725
                                                                     -----------
                                                                       1,557,077
                                                                     -----------

                                                       Number of         Market
                                                       Shares            Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Business Services - 0.77%
+Cendant .....................................           17,400       $  333,732
 Deluxe ......................................            9,200          254,932
                                                                     -----------
                                                                         588,664
                                                                     -----------
 Cable, Media & Publishing - 6.88%
+Adelphia Communications .....................            5,800          222,024
+AOL Time Warner .............................           31,650        1,653,080
+Cablevision Systems .........................            5,100          289,935
+Clear Channel Communications ................            3,864          235,588
+Comcast Special - Class A ...................           15,100          618,496
+Metro-Goldwyn-Mayer .........................            9,800          221,578
 New York Times ..............................            5,870          247,068
+Viacom ......................................           16,200          933,768
+Walt Disney .................................           27,300          863,226
                                                                     -----------
                                                                       5,284,763
                                                                     -----------
 Capital Goods - 0.88%
 Minnesota Mining and Manufacturing ..........            5,700          675,906
                                                                     -----------
                                                                         675,906
                                                                     -----------
 Chemicals - 1.91%
 Avery Dennison ..............................            8,100          473,688
 Beckman Coulter .............................            8,400          317,100
+NRG Energy ..................................            8,500          249,305
 Praxair .....................................            8,500          427,465
                                                                     -----------
                                                                       1,467,558
                                                                     -----------
 Computers & Technology - 10.79%
 Adobe Systems ...............................            7,400          294,298
+Applera Corp-Celera Genomics ................            1,000           43,310
+Ariba .......................................            6,700           38,257
+ BMC Software ...............................            6,000          143,400
+Brocade Communications System ...............            6,300          245,700
+Cadence Design Systems ......................            9,200          194,580
+Cisco Systems ...............................           39,100          753,066
 Compaq Computer .............................           38,200          610,818
+Dell Computer ...............................           25,300          616,308
+EMC .........................................           21,200          669,920
+Gateway .....................................            9,400          156,980
+i2 Technologies .............................            2,900           58,232
+Intuit ......................................            9,300          298,158
+Microsoft ...................................           31,900        2,206,842
+Oracle ......................................           39,700          607,410
+Palm ........................................           58,758          330,808
+Peregrine Systems ...........................            3,200           88,608
+Siebel Systems ..............................            5,600          254,016
+Sybase ......................................           14,200          220,810
+VeriSign ....................................            2,600          146,900
+Veritas Software ............................            3,900          258,375
+Yahoo .......................................            3,400           61,574
                                                                     -----------
                                                                       8,298,370
                                                                     -----------

                                                       Number of         Market
Delaware Social Awareness Fund                         Shares            Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Consumer Products - 2.60%
 Avon Products ...................................          9,930     $  434,537
 Clorox ..........................................         10,700        370,648
 Corning .........................................         10,200        192,984
+Gemstar - TV Guide International ................          3,900        141,843
 Gillette ........................................         21,900        633,567
 Maytag ..........................................          6,900        228,114
                                                                      ----------
                                                                       2,001,693
                                                                      ----------
 Consumer Services - 0.46%
 ServiceMaster ...................................         30,500        350,445
                                                                      ----------
                                                                         350,445
                                                                      ----------
 Electronics & Electrical Equipment - 5.74%
+Advanced Micro Devices ..........................         13,200        372,900
+Altera ..........................................          7,100        170,400
+Arrow Electronics ...............................          6,700        168,706
 Avnet ...........................................          8,600        211,904
 Avx .............................................          7,200        134,640
+Broadcom ........................................          1,400         46,564
 Emerson Electric ................................          8,500        575,534
+JDS Uniphase ....................................         10,480        175,121
+KLA - Tencor ....................................          1,700         87,754
 Linear Technology ...............................          2,600        124,800
+Microchip Technology ............................          8,250        189,338
+Micron Technology ...............................         13,900        521,250
+National Semiconductor ..........................          3,900        103,428
 PerkinElmer .....................................          1,400         96,642
+PMC - Sierra ....................................          2,500         78,250
+Solectron .......................................         10,200        220,014
 Symbol Technologies .............................          7,800        200,070
 Teleflex ........................................          7,700        375,452
+Triquint Semiconductor ..........................         14,300        252,252
+Vishay Intertechnology ..........................          7,100        146,260
+Xilinx ..........................................          3,800        156,750
                                                                      ----------
                                                                       4,408,029
                                                                      ----------
 Energy - 7.09%
 Anadarko Petroleum ..............................          6,900        432,009
 Apache ..........................................          9,800        583,590
 Baker Hughes ....................................         10,800        425,520
+BJ Services .....................................          4,400        330,000
 Burlington Resources ............................          4,800        234,720
 Devon Energy ....................................          4,500        261,945
 Dynegy ..........................................          7,900        389,470
 Enron ...........................................         10,600        560,846
 EOG Resources ...................................          5,500        246,895
 Equitable Resources .............................          5,900        437,780
+Noble Drilling ..................................          9,100        388,570
 Questar .........................................         13,900        430,761
+Smith International .............................          3,900        303,030
 Tidewater .......................................          9,200        431,572
                                                                      ----------
                                                                       5,456,708
                                                                      ----------

                                                       Number of         Market
                                                       Shares            Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Environmental Services - 0.80%
 Applera Pe Biosystems Group .....................          3,400     $  104,584
 Ecolab ..........................................         12,400        506,912
                                                                      ----------
                                                                         611,496
                                                                      ----------
 Food & Beverage - 2.62%
 General Mills ...................................          8,100        343,116
 Heinz (H.J.) ....................................          5,300        229,543
 Kellogg Company .................................          8,400        224,448
 PepsiCo .........................................         13,200        590,832
 Quaker Oats .....................................          3,090        296,207
 Wrigley,(WM) Jr .................................          6,800        326,604
                                                                      ----------
                                                                       2,010,750
                                                                      ----------
 Healthcare & Pharmaceuticals - 11.63%
+Amgen ...........................................          7,200        477,936
 Baxter International ............................          5,200        256,776
 Becton Dickinson ................................          5,400        185,382
 Bergen Brunswig Class A .........................         15,667        322,740
+Boston Scientific ...............................         19,900        344,668
 Cardinal Health .................................          6,622        476,718
 Eli Lilly .......................................         26,100      2,210,670
+Genentech .......................................          3,500        175,175
+Gilead Sciences .................................          1,700         87,975
+Guidant .........................................          6,000        225,300
 HCA - The Healthcare Company ....................          8,200        330,788
+Health Management Associates Class A ............         13,400        237,984
+Healthsouth .....................................         18,900        240,030
 IMS Health ......................................         13,700        397,026
+IVAX ............................................         12,500        421,250
+King Pharmaceuticals ............................          3,900        197,262
 McKesson HBOC ...................................         11,659        403,052
+Medimmune .......................................          4,100        163,467
 Medtronic .......................................          7,046        302,837
+Millennium Pharmaceuticals ......................          1,300         49,621
 Mylan Laboratories ..............................          9,500        302,195
+Oxford Health Plans .............................          7,600        208,544
+Pacificare Health Systems .......................         14,800        262,256
+Protein Design Labs .............................            800         59,368
+Tenet Healthcare ................................          6,200        282,038
+Wellpoint Health Networks .......................          3,700        321,160
                                                                      ----------
                                                                       8,942,218
                                                                      ----------
 Industrial Machinery - 1.85%
+Applied Materials ...............................         12,100        604,153
 Ingersoll-Rand ..................................          8,700        429,345
 Pentair .........................................         10,800        387,720
                                                                      ----------
                                                                       1,421,218
                                                                      ----------
 Leisure, Lodging & Entertainment - 0.71%
 Brunswick .......................................         11,800        266,680
+Tricon Global Restaurants .......................          6,100        278,770
                                                                      ----------
                                                                         545,450
                                                                      ----------

                                                       Number of         Market
Delaware Social Awareness Fund                         Shares            Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Packaging & Containers - 0.42%
+Sealed Air ..................................            7,700       $  319,627
                                                                      ----------
                                                                         319,627
                                                                      ----------
 Paper & Forest Products - 0.61%
 Boise Cascade ...............................           13,200          465,300
                                                                      ----------
                                                                         465,300
                                                                      ----------
 REITs - 2.16%
 AMB Property ................................            7,200          177,840
 AvalonBay Communities .......................            4,400          203,852
 Duke-Weeks Realty ...........................            7,100          165,856
 Equity Office Properties Trust ..............           12,300          357,930
 Equity Residential Properties ...............            3,400          182,410
 Kimco Realty ................................            3,900          166,647
 ProLogis ....................................            9,600          205,440
 Simon Property Group ........................            7,500          203,400
                                                                      ----------
                                                                       1,663,375
                                                                      ----------
 Retail - 6.13%
 CVS .........................................            7,700          422,730
+Federated Department Stores .................            9,500          425,600
 Home Depot ..................................           21,300        1,049,877
+Kroger ......................................           21,500          536,210
 May Department Stores .......................            7,200          235,440
 Nordstrom ...................................           12,800          237,184
 Ross Stores .................................            8,230          196,779
+Safeway .....................................           10,100          511,565
+Saks ........................................           17,100          197,334
 Sears, Roebuck ..............................           10,900          434,692
 Target ......................................            3,600          136,080
 Tupperware Corporation ......................           14,200          324,612
                                                                      ----------
                                                                       4,708,103
                                                                      ----------
 Telecommunications - 8.78%
 Alltel ......................................            8,500          492,915
 BellSouth ...................................           21,000          865,830
+Crown Castle ................................           21,300          353,580
+Network Appliance ...........................            4,000           74,400
+NEXTEL Communications .......................           26,000          413,920
 Nokia ADR ...................................           13,400          391,816
+NTL .........................................            9,800          210,602
+Qualcomm ....................................           11,000          668,140
+Qwest Communications International ..........            7,186          264,014
 SBC Communications ..........................           30,600        1,317,330
 Scientific-Atlanta ..........................            4,400          231,044
 Sprint ......................................           21,400          434,634
+Sprint PCS ..................................           14,200          312,400
+Worldcom ....................................           40,200          717,168
                                                                      ----------
                                                                       6,747,793
                                                                      ----------

                                                       Number of         Market
                                                       Shares            Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Textiles, Apparel & Furniture - 1.70%
 Herman Miller .................................           9,000      $  242,640
 Hillenbrand Industries ........................           8,000         412,560
 Newell Rubbermaid .............................          10,096         255,126
 Nike ..........................................           9,600         394,560
                                                                      ----------
                                                                       1,304,886
                                                                      ----------


 Transportation & Shipping - 1.35%
 Delta Air Lines ...............................           7,100      $  338,102
+Fedex .........................................          12,000         480,000
 UAL ...........................................           5,840         217,423
                                                                      ----------
                                                                       1,035,525
                                                                      ----------
 Utilities - 0.21%
+Calpine .......................................           3,300         162,690
                                                                      ----------
                                                                         162,690
                                                                      ----------
 Total Common Stock (cost $76,862,055) .........                      76,162,442
                                                                      ----------



                                                        Principal
                                                        Amount
                                                        ---------
 Repurchase Agreements - 0.85%
 With BNP Paribas 4.03% 6/01/01
   (dated 5/31/01, collateralized by
   $126,000 U.S. Treasury Bills due 8/23/01,
   market value $124,762 and $90,000
   U.S. Treasury Notes 6.25% due 8/31/02,
   market value $94,142)........................        $214,000         214,000
 With Chase Manhattan 4.00% 6/1/01
  (dated 5/31/01, collateralized by $220,000
  U.S. Treasury Notes 6.125% due 8/31/02,
  market value $228,750)........................         223,000         223,000

                                                       Principal        Market
Delaware Social Awareness Fund                         Amount           Value
--------------------------------------------------------------------------------
Repurchase Agreements (continued)
With UBS Warburg 4.03% 6/1/01
  (dated 5/31/01, collateralized by $4,000
  U.S. Treasury Notes 14.25% due 2/15/02,
  market value $4,088 and $126,000
  U.S. Treasury Notes 6.25% due 6/30/02,
  market value $132,676, and $63,000
  U.S. Treasury Notes 13.75% due 8/15/03,
  market value $81,739).........................        $214,000     $  214,000
                                                                     ----------
Total Repurchase Agreements
  (cost $651,000) ..............................                        651,000
                                                                     ----------

Total Market Value of Securities - 99.95%
  (cost $77,513,055) ...........................                     76,813,442
Receivables and Other Assets
  Net of Liabilities - 0.05%....................                         36,555
                                                                     ----------
Net Assets Applicable to 7,366,056
  Shares Outstanding - 100.0% ..................                    $76,849,997
                                                                    ===========

Net Asset Value - Delaware Social
  Awareness Fund Class A
  ($30,593,528 / 2,871,095 Shares)..............                         $10.66
                                                                         ------
Net Asset Value - Delaware Social
  Awareness Fund Class B
  ($35,533,103 / 3,454,716 Shares)..............                         $10.29
                                                                         ------
Net Asset Value - Delaware Social
  Awareness Fund Class C
  ($10,182,865 / 990,101 Shares)................                         $10.28
                                                                         ------
Net Asset Value - Delaware Social
  Awareness Fund Institutional Class
  ($540,501 / 50,144 Shares)....................                         $10.78
                                                                         ------

Components of Net Assets at May 31, 2001:
Shares of beneficial interest
  (unlimited authorization - no par)............                    $77,691,994
Undistributed net investment loss...............                       (345,767)
Accumulated net realized gain on investments....                        203,383
Net unrealized depreciation of investments......                       (699,613)
                                                                    -----------
Total net assets ...............................                    $76,849,997
                                                                    ===========

-------------
+Non-income producing security for the period ended May 31,2001.

Summary of Abbreviations:
REITs - Real Estate Investment Trusts
ADR - American Depositary Receipts

Net Asset Value and Offering Price per
  Share - Delaware Social Awareness Fund
Net asset value Class A (A) ....................                         $10.66
Sales charge (5.75% of offering price,
  or 6.10% of amount invested per share) (B)....                           0.65
                                                                         ------
Offering price .................................                         $11.31
                                                                         ======
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                  See accompanying notes

Statement of Operations

Six Months Ended May 31, 2001 (Unaudited)         Delaware Social Awareness Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ............................................   $ 402,636
Interest .............................................      20,464    $ 423,100
                                                         ---------    ---------
Expenses:
Management fees ......................................     297,718
Distribution expenses ................................     272,745
Dividend disbursing and transfer agent
  fees and expenses ..................................     156,466
Registration fees ....................................      32,989
Reports and statements to shareholders ...............      32,001
Accounting and administration expenses ...............      17,247
Custodian fees .......................................       7,137
Trustees' fees .......................................       1,950
Professional fees ....................................         602
Other ................................................       7,964      826,819
                                                         ---------    ---------
Less expenses absorbed or waived .....................                  (56,518)
Less expenses paid indirectly ........................                   (1,434)
                                                                      ---------
Total expenses .......................................                  768,867

Net Investment Loss ..................................                 (345,767)
                                                                      ---------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments .....................                  204,430
Net change in unrealized appreciation/depreciation
  of investments .....................................                  (89,964)
                                                                      ---------

Net Realized and Unrealized Gain on Investments ......                  114,466
                                                                      ---------

Net Decrease in Net Assets Resulting from Operations..                $(231,301)
                                                                      =========

                             See accompanying notes

Statements of Changes in Net Assets

                                                  Delaware Social Awareness Fund
--------------------------------------------------------------------------------
                                                    Six Months        Year
                                                      Ended           Ended
                                                     5/31/01         11/30/00
                                                   (Unaudited)

Increase (Decrease) in Net Assets from
  Operations:
Net investment loss ..........................    $   (345,767)    $   (835,877)
Net realized gain on investments .............         204,430        9,150,402
Net change in unrealized
  appreciation/depreciation of investments ...         (89,964)     (15,950,395)
                                                  -----------------------------
Net decrease in net assets resulting
  from operations ............................        (231,301)      (7,635,870)
                                                  -----------------------------

Distributions to Shareholders from:
Net realized gain on investments:
  Class A ....................................      (3,515,698)        (507,371)
  Class B ....................................      (3,694,091)        (465,117)
  Class C ....................................      (1,064,173)        (111,693)
  Institutional Class ........................         (33,785)          (3,632)
                                                  -----------------------------
                                                    (8,307,747)      (1,087,813)
                                                  -----------------------------

Capital Share Transactions:
Proceeds from shares sold:
  Class A ....................................       2,885,343        8,409,460
  Class B ....................................       2,406,905        7,395,013
  Class C ....................................       1,210,352        4,660,695
  Institutional Class ........................         234,428          202,742

Net asset value of shares issued
upon reinvestment of distributions:
  Class A ....................................       3,326,843          478,781
  Class B ....................................       3,479,621          438,169
  Class C ....................................       1,016,308          106,829
  Institutional Class ........................          33,785            3,632
                                                  -----------------------------
                                                    14,593,585       21,695,321
                                                  -----------------------------

Cost of shares repurchased:
  Class A ....................................      (8,307,515)     (15,529,899)
  Class B ....................................      (2,774,823)      (8,672,602)
  Class C ....................................      (1,389,892)      (2,750,267)
  Institutional Class ........................         (34,835)        (164,306)
                                                  -----------------------------
                                                   (12,507,065)     (27,117,074)
                                                  -----------------------------
Increase (decrease) in net assets derived
  from capital share transactions ............       2,086,520       (5,421,753)
                                                  -----------------------------
Net Decrease in Net Assets ...................      (6,452,528)     (14,145,436)

Net Assets:
Beginning of Period ..........................      83,302,525       97,447,961
                                                  -----------------------------
End of Period ................................    $ 76,849,997     $ 83,302,525
                                                  =============================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Social Awareness Fund Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months                                            Period from
                                                                  Ended                    Year Ended                  2/24/97(2)
                                                                5/31/01(1)     11/30/00     11/30/99      11/30/98    to 11/30/97
                                                               (Unaudited)
Net asset value, beginning of period ..........................  $11.820        $13.010      $11.260       $10.330       $8.500

Income (loss) from investment operations:
  Net investment income (loss)(3) .............................   (0.023)        (0.064)      (0.043)        0.015        0.007
  Net realized and unrealized gain (loss) from investments ....    0.033         (0.981)       1.793         0.955        1.823
                                                                 --------------------------------------------------------------
  Total from investment operations ............................    0.010         (1.045)       1.750         0.970        1.830
                                                                 --------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments .........   (1.170)        (0.145)          --        (0.040)          --
                                                                 --------------------------------------------------------------
  Total distributions .........................................   (1.170)        (0.145)          --        (0.040)          --
                                                                 --------------------------------------------------------------

Net asset value, end of period ................................  $10.660        $11.820      $13.010       $11.260      $10.330
                                                                 ==============================================================

Total return(4) ...............................................   (0.14%)        (8.15%)      15.44%         9.52%       21.53%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....................  $30,594        $36,206      $46,354       $38,858       $9,115
  Ratio of expenses to average net assets .....................    1.50%          1.50%        1.49%         1.45%        1.50%
  Ratio of expenses to average net assets
    prior to expense limitation and expenses paid
    indirectly ................................................    1.69%          1.63%        1.69%         1.56%        1.96%
  Ratio of net investment income (loss) to average
    net assets ................................................   (0.43%)        (0.45%)      (0.35%)        0.14%        0.38%
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and
    expenses paid indirectly ..................................   (0.62%)        (0.58%)      (0.55%)        0.03%       (0.08%)
  Portfolio turnover ..........................................      64%            68%          28%           22%          29%

                                                                             Delaware Social Awareness Fund Class B
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.490        $12.740      $11.120       $10.280       $8.500

Income (loss) from investment operations:
  Net investment income (loss)(3)                                 (0.062)        (0.155)      (0.133)       (0.066)      (0.044)
  Net realized and unrealized gain (loss) from investments         0.032         (0.950)       1.753         0.946        1.824
                                                                 --------------------------------------------------------------
  Total from investment operations                                (0.030)        (1.105)       1.620         0.880        1.780
                                                                 --------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments             (1.170)        (0.145)          --        (0.040)          --
                                                                 --------------------------------------------------------------
  Total distributions                                             (1.170)        (0.145)          --        (0.040)          --
                                                                 --------------------------------------------------------------

Net asset value, end of period                                   $10.290        $11.490      $12.740       $11.120      $10.280
                                                                 ==============================================================

Total return(4)                                                   (0.52%)        (8.80%)      14.57%         8.60%       20.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                        $35,533        $36,301      $41,091       $30,172       $6,919
  Ratio of expenses to average net assets                          2.25%          2.25%        2.24%         2.20%        2.20%
  Ratio of expenses to average net assets
    prior to expense limitation and expenses paid
    indirectly                                                     2.39%          2.33%        2.39%         2.26%        2.66%
  Ratio of net investment income (loss) to average
    net assets                                                    (1.18%)        (1.20%)      (1.10%)       (0.61%)      (0.32%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and
    expenses paid indirectly                                      (1.32%)        (1.28%)      (1.25%)       (0.67%)      (0.78%)
  Portfolio turnover                                                 64%            68%          28%           22%          29%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Social Awareness Fund Class C
----------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months                                            Period from
                                                                  Ended                    Year Ended                  2/24/97(2)
                                                                5/31/01(1)     11/30/00     11/30/99      11/30/98    to 11/30/97
                                                               (Unaudited)
Net asset value, beginning of period ..........................  $11.490        $12.740      $11.120       $10.280       $8.500

Income (loss) from investment operations:
  Net investment income (loss)(3) .............................   (0.062)        (0.154)      (0.133)       (0.068)      (0.044)
  Net realized and unrealized gain (loss) from investments ....    0.022         (0.951)       1.753         0.948        1.824
                                                                 --------------------------------------------------------------
  Total from investment operations ............................   (0.040)        (1.105)       1.620         0.880        1.780
                                                                 --------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments .........   (1.170)        (0.145)          --        (0.040)          --
                                                                 --------------------------------------------------------------
  Total distributions .........................................   (1.170)        (0.145)          --        (0.040)          --
                                                                 --------------------------------------------------------------

Net asset value, end of period ................................  $10.280        $11.490      $12.740       $11.120      $10.280
                                                                 ==============================================================

Total return(4) ...............................................   (0.52%)        (8.80%)      14.57%         8.60%       20.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....................  $10,183        $10,459       $9,673        $8,683       $1,290
  Ratio of expenses to average net assets .....................    2.25%          2.25%        2.24%         2.20%        2.20%
  Ratio of expenses to average net assets
    prior to expense limitation and expenses paid
    indirectly ................................................    2.39%          2.33%        2.39%         2.26%        2.66%
  Ratio of net investment income (loss) to average
    net assets ................................................   (1.18%)        (1.20%)      (1.10%)       (0.61%)      (0.32%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and
    expenses paid indirectly ..................................   (1.32%)        (1.28%)      (1.25%)       (0.67%)      (0.78%)
  Portfolio turnover ..........................................      64%            68%          28%           22%          29%

                                                                       Delaware Social Awareness Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................  $11.930        $13.090      $11.310       $10.350       $8.500

Income (loss) from investment operations:
  Net investment income (loss)(3) .............................   (0.010)        (0.024)      (0.012)        0.043        0.029
  Net realized and unrealized gain (loss) from investments ....    0.030         (0.991)       1.792         0.957        1.821
                                                                 --------------------------------------------------------------
  Total from investment operations ............................    0.020         (1.015)       1.780         1.000        1.850
                                                                 --------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments .........   (1.170)        (0.145)          --        (0.040)          --
                                                                 --------------------------------------------------------------
  Total distributions .........................................   (1.170)        (0.145)          --        (0.040)          --
                                                                 --------------------------------------------------------------

Net asset value, end of period ................................  $10.780        $11.930      $13.090       $11.310      $10.350
                                                                 ==============================================================

Total return(5) ...............................................    0.04%         (7.87%)      15.74%         9.70%       21.77%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....................     $540           $337         $329          $379         $107
  Ratio of expenses to average net assets .....................    1.25%          1.25%        1.24%         1.20%        1.20%
  Ratio of expenses to average net assets
    prior to expense limitation and expenses paid
    indirectly ................................................    1.39%          1.33%        1.39%         1.26%        1.66%
  Ratio of net investment income (loss) to average
    net assets ................................................   (0.18%)        (0.20%)      (0.10%)        0.39%        0.68%
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and
    expenses paid indirectly ..................................   (0.32%)        (0.28%)      (0.25%)        0.33%        0.22%
  Portfolio turnover ..........................................      64%            68%          28%           22%          29%

-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Blue Chip Fund, Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund, and Delaware Social Awareness Fund. These financial statements and related notes pertain to Delaware Social Awareness Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's Socially Responsible Criteria.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund, along with other members of the Delaware Investments Family of Funds, may invest in a pooled cash account. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $457 for the period ended May 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were approximately $977 for the period ended May 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets, 0.70% on the next $500 million and 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

For the period ended December 31, 2000, Vantage Investment Advisors, Inc., an affiliate of DMC, provided sub-advisory services to the Fund. For the services provided to DMC, DMC paid the sub-adviser an annual fee which was calculated at the rate of 0.20% of average daily net assets averaging one year old or less, 0.25% of average daily net assets averaging two years or less but greater than one year old and 0.40% of average daily net assets averaging over two years old. The Fund did not pay any fees to the sub-adviser.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
  (continued)
The investment management capabilities of Vantage Investment Advisors, Inc. have been consolidated into Delaware Management Business Trust as of January 1, 2001. As a result, DMC and Vantage are part of the same entity and, because there no longer is a need for the Fund to have an adviser and a sub-adviser, DMC assumed full management of the Fund.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 1.25% of average daily net assets of the Fund through January 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of Class A and 1.00% of the average daily net assets of the Class B and Class C shares. DDLP has elected to waive its fees to ensure that annual fees received from Class A do not exceed 0.25% of the average daily net assets of Class A through July 31, 2001.

At May 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC ........................   $41,698
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC ..................   $29,160
Other expenses payable to DMC and affiliates ....................   $ 1,110

For the period ended May 31, 2001, DDLP earned $10,704 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
During the period ended May 31, 2001, the Fund made purchases of $27,240,622 and sales of $33,370,887 of investment securities other than U.S. government securities and short-term investments.

At May 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2001, the cost of investments was $77,513,055. At May 31, 2001, the net unrealized depreciation was $699,613 of which $11,996,039 related to unrealized appreciation of investments and $12,695,652 related to unrealized depreciation of investments.

4. Capital Shares Transactions in capital shares were as follows:

                                                    Six Months         Year
                                                      Ended            Ended
                                                     5/31/01          11/30/00
                                                   (Unaudited)
Shares sold:
  Class A ........................................    268,753          632,431
  Class B ........................................    230,623          565,292
  Class C ........................................    114,644          354,528
  Institutional Class ............................     21,997           14,982

Shares issued upon reinvestment of
  distributions:
  Class A ........................................    308,041           36,107
  Class B ........................................    332,657           33,757
  Class C ........................................     97,161            8,230
  Institutional Class ............................      3,094              272
                                                    ---------        ---------
                                                    1,376,970        1,645,599
                                                    ---------        ---------

Shares repurchased:
  Class A ........................................   (769,593)      (1,167,956)
  Class B ........................................   (269,084)        (663,961)
  Class C ........................................   (132,333)        (211,354)
  Institutional Class ............................     (3,173)         (12,159)
                                                    ---------        ---------
                                                   (1,174,183)      (2,055,430)
                                                    ---------        ---------
Net increase (decrease) ..........................    202,787         (409,831)
                                                    =========        =========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of May 31, 2001, or at any time during the fiscal year.

6. Market and Credit Risk
The Fund only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing only in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from these companies.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Growth of Capital                         International and Global               Tax-Exempt Income
   o    Technology and Innovation            o    Emerging Markets Fund             o    National High-Yield
           Fund                              o    Overseas Equity Fund+                     Municipal Bond Fund
   o    American Services Fund               o    New Pacific Fund+                 o    Tax-Free USA Fund
   o    Select Growth Fund                   o    International Value               o    Tax-Free Insured Fund
   o    Trend Fund                                   Equity Fund***                 o    Tax-Free USA
   o    Growth Opportunities Fund                                                           Intermediate Fund
   o    Small Cap Value Fund               Current Income                           o    State Tax-Free Funds*
   o    U.S. Growth Fund                     o    Delchester Fund
   o    Tax-Efficient Equity Fund+           o    High-Yield                     Stability of Principal
   o    Social Awareness Fund                        Opportunities Fund             o    Cash Reserve Fund
   o    Core Equity Fund**                   o    Strategic Income Fund             o    Tax-Free Money Fund
                                             o    Corporate Bond Fund
Total Return                                 o    Extended Duration              Asset Allocation
   o    Blue Chip Fund+                              Bond Fund                      o    Foundation Funds
   o    Devon Fund                           o    American Government                       Growth Portfolio
   o    Growth and Income Fund                       Bond Fund                              Balanced Portfolio
   o    Decatur Equity                       o    U.S. Government                           Income Portfolio
           Income Fund                               Securities Fund+
   o    REIT Fund                            o    Limited-Term
   o    Balanced Fund                                Government Fund


  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund.

***Formerly International Equity Fund.

  +Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com


This semi-annual report is for the information of Delaware Social Awareness Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Social Awareness Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
BOARD OF TRUSTEES




Charles E. Haldeman, Jr.                     Thomas F. Madison                            Investment Manager
Chairman                                     President and Chief Executive Officer        Delaware Management Company
Delaware Investments Family of Funds         MLM Partners, Inc.                           Philadelphia, PA
Philadelphia, PA                             Minneapolis, MN

Walter P. Babich                             Janet L. Yeomans                             International Affiliate
Board Chairman                               Vice President and Treasurer                 Delaware International Advisers Ltd.
Citadel Constructors, Inc.                   3M Corporation                               London, England
King of Prussia, PA                          St. Paul, MN

David K. Downes                                                                           National Distributor
President and Chief Executive Officer        AFFILIATED OFFICERS                          Delaware Distributors, L.P.
Delaware Investments Family of Funds                                                      Philadelphia, PA
Philadelphia, PA                             William E. Dodge
                                             Executive Vice President and
John H. Durham                               Chief Investment Officer, Equity             Shareholder Servicing, Dividend
Private Investor                             Delaware Investments Family of Funds         Disbursing and Transfer Agent
Horsham, PA                                  Philadelphia, PA                             Delaware Service Company, Inc.
                                                                                          Philadelphia, PA
John A. Fry                                  Jude T. Driscoll
Executive Vice President                     Executive Vice President and
University of Pennsylvania                   Head of Fixed Income                         2005 Market Street
Philadelphia, PA                             Delaware Investments Family of Funds         Philadelphia, PA 19103-7057
                                             Philadelphia, PA
Anthony D. Knerr
Consultant                                   Richard J. Flannery
Anthony Knerr & Associates                   President and Chief Executive Officer
New York, NY                                 Delaware Distributors, L.P.
                                             Philadelphia, PA
Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC


(4803)                                     Printed in the USA
SA-147 [5/01] CG 7/01                                   J7230